                                                                     EXHIBIT 4.4

================================================================================


                          7.20% SENIOR NOTES DUE 2008

                         REGISTRATION RIGHTS AGREEMENT

                              Dated July 17, 1998

                                  by and among

                                  AMETEK, INC.

                                      and

                             SALOMON BROTHERS INC,

                         BANCAMERICA ROBERTSON STEPHENS

                                      and

                           BT ALEX. BROWN INCORPORTED


================================================================================

          This Registration Rights Agreement is made and entered into this 17th day of July, 1998, by and among AMETEK, Inc., a Delaware corporation (the "Company"), Salomon Brothers Inc, BancAmerica Robertson Stephens and BT Alex.
--------
Brown Incorporated (the "Initial Purchasers").
                         ------------------

          This Agreement is made pursuant to the Purchase Agreement, dated July 14, 1998, among the Company and the Initial Purchasers (the "Purchase
                                                             --------
Agreement"). In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights provided for in this Agreement to the Initial Purchasers and their direct and indirect transferees. The execution and delivery of this Agreement is a condition to the closing of the transactions contemplated by the Purchase Agreement.

          The parties hereby agree as follows:

1.  Definitions
    -----------

          As used in this Agreement, the following terms shall have the following meanings:

          Additional Interest:  As defined in Section 4(a) hereof.
          -------------------

          Advice:  As defined in the last paragraph of Section 5 hereof.
          ------

          Affiliate:  With respect to any specified person, "Affiliate" shall
          ---------
mean any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control," when used with respect to any person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "affiliated," controlling" and "controlled" have meanings correlative to the foregoing.

          Agreement:  This Registration Rights Agreement, as the same may be
          ---------
amended, supplemented or modified from time to time in accordance with the terms hereof.

          Business Day:  Any day except a Saturday, a Sunday or a day on which
          ------------
banking institutions in New York, New York generally are required or authorized by law or other government action to be closed.

          Company:  As defined in the preamble hereof.
          -------

          Consummate or consummate:  When used to qualify the term "Exchange
          ------------------------
Offer" shall mean validly and lawfully to issue and deliver the Exchange Notes pursuant to the Exchange Offer for all Notes validly tendered and not validly withdrawn pursuant thereto in accordance with the terms of this Agreement.

          Consummation Date:  The date that is 20 Business Days immediately
          -----------------
following the date that the Exchange Registration Statement shall have been declared effective by the SEC (or such later date as shall be required by applicable law).

          Effectiveness Period:  As defined in Section 3(a) hereof.
          --------------------

          Exchange Act:  The Securities Exchange Act of 1934, as amended, and
          ------------
the rules and regulations promulgated by the SEC pursuant thereto.

          Exchange Date:  As defined in Section 2(d) hereof.
          -------------

          Exchange Notes:  The 7.20% Senior Notes due 2008, Series B, of the
          --------------
Company, that are identical to the Notes in all material respects, except that the provisions regarding restrictions on transfer shall be modified, as appropriate, and the issuance thereof pursuant to the Exchange Offer shall have been registered pursuant to an effective Registration Statement in compliance with the Securities Act.

          Exchange Offer:  An offer to issue, in exchange for any and all of the
          --------------
Notes, a like aggregate principal amount of Exchange Notes, which offer shall be made by the Company pursuant to Section 2 hereof.

          Exchange Registration Statement:  As defined in Section 2(a) hereof.
          -------------------------------

          Indemnified Person:  As defined in Section 7(a) hereof.
          ------------------

          Indenture:  The Indenture, dated as of July 17, 1998, between the
          ---------
Company and Chase Manhattan Trust Company, National Association, as trustee thereunder, pursuant to which the Notes are issued and, as amended or supplemented from time to time in accordance with the terms thereof.

          Initial Purchasers:  As defined in the preamble hereof.
          ------------------

          Issue Date:  As defined in Section 2(a).
          ----------

          Notes:  The 7.20% Senior Notes due 2008, Series A, of the Company
          -----
issued pursuant to the Indenture.

          Participating Broker-Dealer:  As defined in Section 2(e) hereof.
          ---------------------------

          Private Exchange:  As defined in Section 2(c) hereof.
          ----------------

          Private Exchange Notes:  As defined in Section 2(c) hereof.
          ----------------------

          Prospectus:  The prospectus included in any Registration Statement
          ----------
(including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated pursuant to the Securities
Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Notes, Exchange Notes or Private Exchange Notes covered by such Registration Statement, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

          Registration Default:  As defined in Section 4(a) hereof.
          --------------------

          Registration Statement:  Any registration statement of the Company
          ----------------------
that covers any of the Notes, Exchange Notes or Private Exchange Notes pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

          Rule 144:  Rule 144 promulgated by the SEC pursuant to the Securities
          --------
Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

          Rule 144A:  Rule 144A promulgated by the SEC pursuant to the
          ---------
Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

          Rule 158:  Rule 158 promulgated by the SEC pursuant to the Securities
          --------
Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

          Rule 174:  Rule 174 promulgated by the SEC pursuant to the Securities
          --------
Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

          Rule 415:  Rule 415 promulgated by the SEC pursuant to the Securities
          --------
Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

          Rule 424:  Rule 424 promulgated by the SEC pursuant to the Securities
          --------
Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

          SEC:  The Securities and Exchange Commission.
          ---

          Securities Act:  The Securities Act of 1933, as amended, and the rules
          --------------
and regulations promulgated by the SEC thereunder.

          Shelf Registration:  As defined in Section 3 hereof.
          ------------------

          Shelf Registration Statement:  As defined in Section 3 hereof.
          ----------------------------

          Special Counsel:  Cahill Gordon & Reindel, special counsel to the
          ---------------
holders of Transfer Restricted Securities, or such other counsel as shall be agreed upon by the Company and holders of a majority in aggregate principal amount of Transfer Restricted Securities, the expenses of which holders of Transfer Restricted Securities will be reimbursed by the Company pursuant to
Section 6.

          TIA:  The Trust Indenture Act of 1939, as amended.
          ---

          Transfer Restricted Securities:  The Notes, upon original issuance
          ------------------------------
thereof, and at all times subsequent thereto, each Exchange Note as to which
Section 3(a)(iii) hereof is applicable upon original issuance and at all times subsequent thereto and each Private Exchange Note upon original issuance thereof and at all times subsequent thereto, until in the case of any such Note, Exchange Note or Private Exchange Note, as the case may be, the earliest to occur of (i) the date on which any such Note has been exchanged by a person other than a Participating Broker-Dealer for an Exchange Note (other than with respect to an Exchange Note as to which Section 3(a)(iii) hereof applies) pursuant to the Exchange Offer, (ii) with respect to Exchange Notes received by Participating Broker-Dealers in the Exchange Offer, the earlier of (x) the date on which such Exchange Note has been sold by such Participating Broker-Dealer by means of the Prospectus contained in the Exchange Registration Statement and (y) the date on which the Exchange Registration Statement has been effective under the Securities Act for a period of 6 months after the Consummation Date, (iii) a Shelf Registration Statement covering such Note, Exchange Note or Private Exchange Note has been declared effective by the SEC and such Note, Exchange Note or Private Exchange Note, as the case may be, has been disposed of in accordance with such effective Shelf Registration Statement, (iv) the date on which such Note, Exchange Note or Private Exchange Note, as the case may be, is distributed to the public pursuant to Rule 144 (or any similar provisions then in effect) or is saleable pursuant to Rule 144(k) promulgated by the SEC pursuant to the Securities Act or (v) the date on which such Note, Exchange Note or Private Exchange Note, as the case may be, ceases to be outstanding for purposes of the Indenture or any other indenture under which such Exchange Note or Private Exchange Note was issued.

          Trustee:  The trustee under the Indenture.
          -------

          Underwritten registration or underwritten offering:  A registration in
          --------------------------------------------------
connection with which securities are sold to an underwriter for reoffering to the public pursuant to an effective Registration Statement.

2.  Exchange Offer
    --------------

        (a) To the extent not prohibited by any applicable law or applicable interpretation of the staff of the SEC, the Company shall (A) prepare and, on or prior to 60 days after the date of original issuance of the Notes (the "Issue Date"),
                                                            ----------
file with the SEC a Registration Statement under the Securities Act with respect to an offer by the Company to the holders of the Notes to issue and deliver to such holders, in exchange for Notes, a like principal amount of Exchange Notes,
(B) use its best efforts to cause the Registration Statement relating to the Exchange Offer to be declared effective by the SEC under the Securities Act on or prior to 150 days after the Issue Date, and (C) commence the Exchange Offer and use its reasonable efforts to issue, on or prior to the Consummation Date, the Exchange Notes. The offer and sale of the Exchange Notes pursuant to the Exchange Offer shall be registered pursuant to the Securities Act on the appropriate form (the "Exchange Registration Statement") and duly registered
                       -------------------------------
or qualified under all applicable state securities or Blue Sky laws and will comply with all applicable tender offer rules and regulations under the Exchange Act and state securities or Blue Sky laws. The Exchange Offer shall not be subject to any condition, other than that the Exchange Offer does not violate any applicable law or interpretation of the staff of the SEC. Upon consummation of the Exchange Offer in accordance with this Section 2, the Company shall have no further registration obligations other than with respect to (i) Private Exchange Notes, (ii) Exchange Notes held by Participating Broker-Dealers and
(iii) Notes or Exchange Notes as to which Section 3(a)(iii) hereof applies. No securities shall be included in the Exchange Registration Statement other than the Exchange Notes.

        (b) The Company may require each holder of Notes as a condition to its participation in the Exchange Offer to represent to the Company and its counsel in writing (which may be contained in the applicable letter of transmittal) that at the time of the consummation of the Exchange Offer (i) any Exchange Notes received by such holder will be acquired in the ordinary course of its business,
(ii) such holder will have no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes and (iii) such holder is not an Affiliate of the Company, or if it is an Affiliate of the Company, it will comply with the registration and prospectus delivery requirements of the Securities Act, to the extent applicable.

        (c) If, prior to consummation of the Exchange Offer, an Initial Purchaser holds any Notes acquired by it and having, or which are reasonably likely to be determined to have, the status of an unsold allotment in the initial or any other holder of Notes is not entitled to participate in the Exchange Offer, the Company upon the request of such Initial Purchaser or any such holder shall, simultaneously with the delivery of the Exchange Notes in the Exchange Offer, issue and deliver to such Initial Purchaser and any such holder, in exchange (the "Private Exchange")
                                                              ----------------
for such Notes held by such Initial Purchaser and any such holder, a like principal amount of debt securities of the Company that are identical in all material respects to the Exchange Notes (the "Private Exchange Notes") (and
                                              ----------------------
which are issued pursuant to the same indenture as the Exchange Notes). The Private Exchange Notes shall bear the same CUSIP number as the Exchange Notes.

        (d) Unless the Exchange Offer would not be permitted by any applicable law or interpretation of the staff of the SEC, the Company shall mail the Exchange Offer Prospectus and appropriate accompanying documents, including appropriate letters of transmittal, to each holder of Notes providing, in addition to such other disclosures as are required by applicable law:

        (i) that the Exchange Offer is being made pursuant to this Agreement and that all Notes validly tendered will be accepted for exchange;

        (ii) the date of acceptance for exchange (the "Exchange Date"), which
                                                       -------------
     date shall in no event be later than the Consummation Date (unless otherwise required by applicable law);

        (iii) that holders of Notes electing to have a Note exchanged pursuant to the Exchange Offer will be required to surrender such Note, together with the enclosed letters of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice prior to the close of business on the Exchange Date; and

        (iv) that holders of Notes that do not tender all such securities pursuant to the Exchange Offer may no longer have any registration rights hereunder with respect to Notes not tendered.

          Promptly after the Exchange Date, the Company shall:

        (i) accept for exchange all Notes or portions thereof validly tendered and not validly withdrawn pursuant to the Exchange Offer or the Private Exchange; and

        (ii) deliver, or cause to be delivered, to the Trustee for cancellation all Notes or portions thereof so accepted for exchange by the Company, and issue, cause the Trustee under the Indenture (or the indenture pursuant to which the Exchange Notes are issued) to authenticate, and mail to each holder of Notes, Exchange Notes equal in principal amount to the principal amount of the Notes surrendered by such holder.

        (e) The Company and the Initial Purchasers acknowledge that the staff of the SEC has taken the position that any broker-dealer that owns Exchange Notes that were received by such broker-dealer for its own account in the Exchange Offer (a "Participating Broker-Dealer") may be deemed to be an
                        ---------------------------
"underwriter" within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes (other than a resale of an unsold allotment resulting from the original offering of the Notes).

          The Company and the Initial Purchasers also acknowledge that it is the SEC staff's position that if the Prospectus contained in the Exchange Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Notes, without naming the Participating Broker-Dealers or specifying the amount of Exchange Notes owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligations under the Securities Act in connection with resales of Exchange Notes for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

          In light of the foregoing, if requested by a Participating Broker-Dealer, the Company agrees (x) to use its best efforts to keep the Exchange Registration Statement continuously effective for a period of up to 6 months or such earlier date as each Participating Broker-Dealer shall have notified the Company in writing that such Participating Broker-Dealer has resold all Exchange Notes acquired in the Exchange Offer, (y) to comply with the provisions of
Section 5 of this Agreement,
as they relate to the Exchange Offer and the Exchange Registration Statement, and (z) to deliver to such Participating Broker-Dealer a "cold comfort" letter of the independent public accountants of the Company and a legal opinion as to matters reasonably requested by such Participating Broker-Dealer relating to the Exchange Registration Statement and the related Prospectus and any amendments or supplements thereto.

        (f) The Initial Purchasers shall have no liability to any Participating Broker-Dealer with respect to any request made pursuant to Section 2(e).

        (g) Interest on the Exchange Notes and the Private Exchange Notes will accrue from the last interest payment date on which interest was paid on the Notes surrendered in exchange therefor or, if no interest has been paid on the Notes, from the date of the original issuance of the Notes.

        (h) The Exchange Notes and the Private Exchange Notes may be issued under (i) the Indenture or (ii) an indenture identical in all material respects to the Indenture, which in either event shall provide that the Exchange Notes shall not be subject to the transfer restrictions set forth in the Indenture. The Indenture or such indenture shall provide that the Exchange Notes, the Private Exchange Notes and the Notes shall vote and consent together on all matters as one class and that neither the Exchange Notes, the Private Exchange Notes nor the Notes will have the right to vote or consent as a separate class on any matter.

3.  Shelf Registration
    ------------------

        (a) If (i) the Company is not permitted to consummate the Exchange Offer because the Exchange Offer is not permitted by any applicable law or applicable interpretation of the staff of the SEC or (ii) the Company has not consummated the Exchange Offer within 180 days of the Issue Date or (iii) any holder of a Note notifies the Company on or prior to the Exchange Date that (A) due to a change in law or policy it is not entitled to participate in the Exchange Offer, (B) due to a change in law or policy it may not resell the Exchange Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Registration Statement is not appropriate or available for such resales by such holder or (C) it is a broker-dealer that owns Notes (including an

Initial Purchaser that holds Notes as part of an unsold allotment from the original offering of the Notes) acquired directly from the Company or an Affiliate of the Company or (iv) any holder of Private Exchange Notes so requests within 120 days after the consummation of the Private Exchange (each such event referred to in clauses (i) through (iv), a "Shelf Filing Event"), the
                                                       ------------------
Company shall cause to be filed with the SEC pursuant to Rule 415 a shelf registration statement (the "Shelf Registration Statement") prior to the later
                             ----------------------------
of (x) 60 days after the Issue Date or (y) 30 days after the occurrence of such Shelf Filing Event, relating to all Transfer Restricted Securities (the "Shelf
                                                                         -----
Registration") the holders of which have provided the information required
------------
pursuant to Section 3(b) hereof, and shall use its best efforts to have the Shelf Registration Statement declared effective by the SEC on or prior to the later of (i) 150 days after the Issue Date or (ii) 90 days after the occurrence of such Shelf Filing Event; provided that if the Company has not consummated the Exchange Offer within 180 days of the Issue Date, then the Company will, upon the request of any holder of Notes, file the Shelf Registration Statement with the SEC on or prior to the 181st day after the Issue Date. In such circumstances, the Company shall use its best efforts to keep the Shelf Registration Statement continuously effective under the Securities Act, until
(A) 24 months following the date on which the Shelf Registration Statement was initially declared effective (subject to extension pursuant to the last paragraph of Section 5 hereof) or (B) if sooner, the date immediately following the date that all Transfer Restricted Securities covered by the Shelf Registration Statement have been sold pursuant thereto (the "Effectiveness
              --------------------    --------
Period"); provided that the Effectiveness Period shall be extended to the extent required to permit dealers to comply with the applicable prospectus delivery requirements of Rule 174 and as otherwise provided herein.

        (b) No holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such holder furnishes to the Company in writing, within 15 days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary prospectus included therein. No holder of Transfer Restricted Securities shall be entitled to Additional Interest pursuant to Section 4 hereof unless and until such holder shall have provided all such reasonably requested information. Each holder of Transfer Restricted Securities as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such holder not materially misleading.

4.  Additional Interest
    -------------------

        (a) The parties hereto agree that the holders of Transfer Restricted Securities will suffer damages if the Company fails to fulfill its obligations pursuant to Section 2 or Section 3, as applicable, and that it would not be feasible to ascertain the extent of such damages. Accordingly, in the event that
(i) the applicable Registration Statement is not filed with the SEC on or prior to the date specified herein for such filing, (ii) the applicable Registration Statement has not been declared effective by the SEC on or prior to the date specified herein for such effectiveness after such obligation arises, (iii) if the Exchange Offer is required to be Consummated hereunder, the Company has not exchanged Exchange Notes for all Notes validly tendered and not validly withdrawn in accordance with the terms of the Exchange Offer by the Consummation Date or (iv) the applicable Registration Statement is filed and declared effective but shall thereafter cease to be effective without being succeeded immediately by any additional Registration Statement covering the Notes, the Exchange Notes or the Private Exchange Notes, as the case may be, which has been filed and declared effective (each such event referred to in clauses (i) through
(iv), a "Registration Default"), then the interest rate on Transfer Restricted
         --------------------
Securities will increase ("Additional Interest"), with respect to the first
                           -------------------
90-day period immediately following the occurrence of such Registration Default, by 0.25% per annum and will increase by an additional 0.25% per annum with respect to each subsequent 90-day period until such Registration Default has been cured, up to a maximum amount of 1.00% per annum with respect to all Registration Defaults. Following the cure of a Registration Default, the accrual of Additional Interest with respect to such Registration Default will cease and upon the cure of all Registration Defaults the interest rate will revert to the original rate.

        (b) The Company shall notify the Trustee and paying agent under the Indenture (or the trustee and paying agent under such other indenture under which the Transfer Restricted Securities are issued) immediately upon the happening of each and every Registration Default. The Company shall pay the Additional Interest due on the Transfer Restricted Securities by depositing with the paying agent (which shall not be the Company for these purposes) for the Transfer Restricted Securities, in trust, for the benefit of the holders thereof, prior to l1:00 A.M. on the next interest payment date specified by the Indenture (or such other indenture), sums sufficient to pay the Additional Interest then due. The Additional Interest due shall be payable on each interest payment date specified by the Indenture (or such other indenture) to the record holder entitled to receive the interest payment to be made on such date. Each obligation to pay Additional Interest shall be deemed to accrue from and including the applicable Registration Default.

        (c) The parties hereto agree that the Additional Interest provided for in this Section 4 constitutes a reasonable estimate of the damages that will be suffered by holders of Transfer Restricted Securities by reason of the happening of any Registration Default.

5.  Registration Procedures
    -----------------------

          In connection with the Company's registration obligations hereunder, the Company shall effect such registrations on the appropriate form available for the sale of the Notes, the Exchange Notes or Private Exchange Notes, as applicable, to (i) in the case of the Exchange Offer, permit the exchange of Exchange Notes for Notes in the Exchange Offer and, if applicable, resales of Exchange Notes by Participating Broker-Dealers and (ii) in the case of a Shelf Registration, permit the sale of the applicable Transfer Restricted Securities in accordance with the method or methods of disposition thereof specified by the holders of such Transfer Restricted Securities, and pursuant thereto the Company shall as expeditiously as possible:

        (a) In the case of a Shelf Registration, a reasonable period of time prior to the initial filing of a Shelf Registration Statement or Prospectus and a reasonable period of time prior to the filing of any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), furnish to the holders of the Transfer Restricted Securities included in such Shelf Registration Statement, their Special Counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such holders, their Special Counsel and such underwriters, if any, and cause the officers and directors of the Company, counsel to the Company and independent certified public accountants to the Company to respond to such reasonable inquiries as shall be necessary, in the opinion of respective counsel to such holders and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act; provided that the Company shall not be deemed to have
                         --------
     kept a Shelf Registration Statement effective during the applicable period if it voluntarily takes or fails to take any reasonable action that results in holders of the Transfer Restricted Securities covered thereby not being able to sell such Transfer Restricted Securities pursuant to Federal securities laws during that period (and the time period during which such Shelf Registration Statement is required to remain effective hereunder shall be extended by the number of days during which such holders of Transfer Restricted Securities are not able to sell such Transfer Restricted Securities). The Company shall not file any such Shelf Registration Statement or related Prospectus or any amendments or supplements thereto which the holders of a majority of the Transfer Restricted Securities included in such Shelf Registration Statement shall reasonably object on a timely basis;

        (b) Prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period required hereunder; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424; and comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented;

        (c) Notify the holders of Transfer Restricted Securities to be sold or, in the case of an Exchange Offer, tendered for, their Special Counsel and the managing underwriters, if any, promptly, and (if requested by any such person), confirm such notice in writing, (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment is proposed to be filed, and (B) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC, any state securities commission, any other governmental agency or any court of any stop order, order or injunction suspending or enjoining the use of a Prospectus or the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Notes, Exchange Notes or Private Exchange Notes for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (v) of the happening of any event or information becoming known that makes any statement made in a Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of a Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

        (d) Use its best efforts to avoid the issuance of or, if issued, obtain the withdrawal of any order enjoining or suspending the use of a Prospectus or the effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Notes, Exchange Notes or Private Exchange Notes for sale in any jurisdiction, at the earliest practicable moment;

        (e) If a Shelf Registration Statement is filed pursuant to Section 3 hereof and if requested by the managing underwriters, if any, or the holders of a majority in aggregate principal amount of the Transfer Restricted Securities being sold pursuant to such Shelf Registration Statement, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such holders reasonably believe should be included therein, and (ii) make all required filings of such Prospectus supplement or such post-effective amendment under the Securities Act as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to
                --------  -------
     take any action pursuant to this Section 5(e) that would, in the opinion of counsel for the Company, violate applicable law;

        (f) Upon written request to the Company, furnish to each holder of Notes, Exchange Notes or Private Exchange Notes to be exchanged or sold pursuant to a Registration Statement, their Special Counsel and each managing underwriter, if any, without charge, at least one conformed copy of such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested (including those previously furnished or incorporated by reference) as soon as practicable after the filing of such documents with the SEC;

        (g) Deliver to each holder of Notes, Exchange Notes or Private Exchange Notes to be exchanged or sold pursuant to a Registration Statement, their Special Counsel, and the underwriters, if any, without charge, as many copies of the Prospectus (including each form of prospectus) and each amendment or supplement thereto as such persons reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling holders of Transfer Restricted Securities and the underwriters, if any, in connection with the offering and sale of the Transfer Restricted Securities covered by such Prospectus and any amendment or supplement thereto;

        (h) Prior to any public offering of Notes, Exchange Notes or Private Exchange Notes, use its best efforts to register or qualify or cooperate with the holders of Notes, Exchange Notes or Private Exchange Notes to be sold or tendered for, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Notes, Exchange Notes or Private Exchange Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any such holder or underwriter reasonably requests in writing; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective hereunder and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Notes, Exchange Notes or Private Exchange Notes covered by the applicable Registration Statement; provided, however, that
                                                       --------  -------
     the Company shall not be required to (i) qualify generally to do business in any jurisdiction where they are not then so qualified or (ii) take any action which would subject them to general service of process or to taxation in any jurisdiction where they are not so subject;

        (i) In connection with any sale or transfer of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, cooperate with the holders thereof and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company and to enable such Transfer Restricted Securities to be in such denominations and registered in such names as the managing underwriters, if any, or such holders may request at least two Business Days prior to any sale of Transfer Restricted Securities;

        (j) Upon the occurrence of any event contemplated by Section 5(c)(v), as promptly as practicable, prepare a supplement or amendment, including, if appropriate, a post-effective amendment, to each Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

        (k) Prior to the effective date of the Exchange Registration Statement, to provide a CUSIP number for the Exchange Notes (and Private Exchange Notes if applicable);

        (l) If a Shelf Registration Statement is filed pursuant to Section 3 hereof, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other reasonable actions in connection therewith (including those reasonably requested by the managing underwriters, if any, or the holders of a majority in aggregate principal amount of the Transfer Restricted Securities being sold) in order to expedite or facilitate the disposition of such Transfer Restricted Securities, and, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the holders of such Transfer Restricted Securities and the underwriters, if any, with respect to the business of the Company and its subsidiaries (including with respect to businesses or assets acquired or to be acquired by any of them), and the Shelf Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and Special Counsel to the holders of the Transfer Restricted Securities being sold), addressed to each selling holder of Transfer Restricted Securities and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Special Counsel and underwriters; (iii) use its best efforts to obtain customary "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Shelf Registration Statement), addressed (where reasonably possible) to each selling holder of Transfer Restricted Securities and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling holders and the underwriters, if any, than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to holders of a majority in aggregate principal amount of Transfer Restricted Securities covered by such Shelf Registration Statement and the managing underwriters, if any); and (v) deliver such documents and certificates as may be reasonably requested by the holders of a majority in aggregate principal amount of the Transfer Restricted Securities being sold, their Special Counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company;

        (m) In the case of a Shelf Registration, make available for inspection by a representative of the holders of Transfer Restricted Securities being sold, any underwriter participating in any such disposition of Transfer Restricted Securities, and any attorney, consultant or accountant retained by such selling holders or underwriter, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (including with respect to businesses and assets acquired or to be acquired to the extent that such information is available to the Company), and cause the officers, directors, agents and employees of the Company and its subsidiaries (including with respect to businesses and assets acquired or to be acquired to the extent that such information is available to the Company) to supply all information in each case reasonably requested by any such representative, underwriter, attorney, consultant or accountant in connection with such Shelf Registration; provided, however, that such persons shall first agree
                         --------  -------
     in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to Federal securities laws in connection with the filing of the Shelf Registration Statement or the use of any Prospectus), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard such information by such person or (iv) such information becomes available to such person from a source other than the Company and its subsidiaries and such source is not bound by a confidentiality agreement; and provided, further, that the foregoing inspection and information
         --------  -------
     gathering shall be coordinated by one counsel designated by and on behalf of such other persons;

        (n) Provide an indenture trustee for the Notes and/or the Exchange Notes and Private Exchange Notes, as the case may be, and cause an indenture to be qualified under the TIA not later than the effective date of the first Registration Statement relating to the Notes and/or the Exchange Notes and Private Exchange Notes, as the case may be; and if such indenture shall be the Indenture, in connection therewith, cooperate with the Trustee and the holders of the Notes and/or the Exchange Notes and Private Exchange Notes, to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its reasonable efforts to cause the Trustee to execute, all customary documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

        (o) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158, no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm commitment or reasonable efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter after the effective date of a Registration Statement, which statement shall cover said period, consistent with the requirements of Rule 158; and

        (p) Cooperate with each seller of Transfer Restricted Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Transfer Restricted Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.

          The Company may require a holder of Transfer Restricted Securities to be included in a Registration Statement to furnish to the Company such information regarding the distribution of such Transfer Restricted Securities as is required by law to be disclosed in such Registration Statement and the Company may exclude from such Registration Statement the Transfer Restricted Securities of any holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

          If any such Registration Statement refers to any holder by name or otherwise as the holder of any securities of the Company, then such holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such holder, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act, the deletion of the reference to such holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

          In the case of a Shelf Registration pursuant to Section 3 hereof, each holder of Transfer Restricted Securities agrees by acquisition of such Transfer Restricted Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iii), 5(c)(iv) or 5(c)(v) hereof, such holder will forthwith discontinue disposition of such Transfer Restricted Securities covered by such Registration Statement or Prospectus until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(j) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable
                 ------
Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus. If the Company shall give any such notice, the Effectiveness Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each holder of Transfer Restricted Securities covered by such Registration Statement shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(j) hereof or (y) the Advice, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus.

6.  Registration Expenses
    ---------------------

          All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registration Statement is filed or becomes effective and whether or not any Notes, Exchange Notes or Private Exchange Notes are issued or sold pursuant to any Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (B) in compliance with securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Notes, Exchange Notes and Private Exchange Notes in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses), (iii) reasonable fees and disbursements of counsel for the Company and the Special Counsel, (iv) fees and disbursements of all independent certified public accountants referred to in Section 2(e) and Section 5(l)(iii) hereof (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), and (v) fees and expenses of all other persons retained by the Company. In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of their respective officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the Notes, Exchange Notes or Private Exchange Notes to be registered on any securities exchange. Notwithstanding the foregoing or anything in this Agreement to the contrary, each holder of Transfer Restricted Securities shall pay all underwriting discounts and commissions of any underwriters with respect to any Notes, Exchange Notes or Private Exchange Notes sold by it.

7.  Indemnification
    ---------------

        (a) The Company agrees to indemnify and hold harmless (i) each Initial Purchaser, each holder of Notes, Exchange Notes and Private Exchange Notes and each Participating Broker-Dealer, (ii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) any of the foregoing (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person"), and (iii) the respective officers, directors, partners, employees, representatives and agents of the Initial Purchasers, each holder of Notes, Exchange Notes and Private Exchange Notes, each Participating Broker-Dealer and any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Person"), from and against any and all losses, claims, damages,
 ------------------
liabilities and judgments arising out of or relating to any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or in any amendment or supplement thereto, or arising out of or relating to any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or preliminary prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Indemnified Person furnished in writing to the Company by or on behalf of such Indemnified Person expressly for use therein; provided that the foregoing indemnity with respect
--------
to any preliminary prospectus shall not inure to the benefit of any Indemnified Person from whom the person asserting such losses, claims, damages, liabilities and judgments purchased securities if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the Prospectus and a copy of the Prospectus shall not have been furnished to such person in a timely manner due to the wrongful action or wrongful inaction of such Indemnified Person. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

        (b) In case any action shall be brought against any Indemnified Person, based upon any Registration Statement or any such Prospectus or preliminary prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company hereunder, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person and payment of all fees and expenses. Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person, unless (i) the employment of such counsel shall have been specifically authorized in writing by the Company,
(ii) the Company shall have failed to assume the defense and employ counsel or pay all such fees and expenses or (iii) the named parties to any such action (including any impleaded parties) include both such Indemnified Person and an Company and such Indemnified Person shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company (in which case the Company shall not have the right to assume the defense of such action on behalf of such Indemnified Person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Indemnified Persons, which firm shall be designated in writing by such Indemnified Persons, and that all such reasonable fees and expenses shall be reimbursed as they are incurred). The Company shall not be liable for any settlement of any such action effected without its written consent but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless each Indemnified Person from and against any loss or liability by reason of such settlement. The Company shall not, without the prior written consent of each Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

        (c) In connection with any Registration Statement pursuant to which a holder of Transfer Restricted Securities offers or sells Transfer Restricted Securities, such holder agrees, severally and not jointly, to indemnify and hold harmless the Company, its respective directors and officers and any person controlling the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Indemnified Person but only with respect to information relating to such holder furnished in writing by or on behalf of such holder expressly for use in such Registration Statement. In any such case in which any action shall be brought against the Company, any director or officer of the Company or any person controlling the Company based on such Registration Statement and in respect of which indemnity may be sought against a holder of Transfer Restricted Securities, such holder shall have the rights and duties given to the Company (except that if the Company shall have assumed the defense thereof, such holder shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such holder), and the Company, its respective directors and officers and any person controlling the Company shall have the rights and duties given to the Indemnified Persons by Section 7(b) hereof.

        (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by each indemnifying party on the one hand and the indemnified party on the other hand from the offering of the Notes, the Exchange Notes or the Private Exchange Notes, as the case may be (it being expressly understood and agreed that the relative benefits received by the Company from the offering of the Notes, Exchange Notes or Private Exchange Notes, as the case may be, shall be the amount of the net proceeds received by the Company from the sale of the Notes to the Initial Purchasers), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each indemnifying party on the one hand and the indemnified party on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the each indemnifying party on the one hand and the indemnified party on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by an indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the Indemnified Person were treated as one entity
--- ----
for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Indemnified Person shall be required to contribute any amount in excess of the amount by which the net profits received by it in connection with the sale of the Notes, Exchange Notes or Private Exchange Notes contemplated by this Agreement exceeds the amount of any damages which such Indemnified Person has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of

Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Indemnified Person's obligations to contribute pursuant to this Section 7(d) are several in proportion to the respective amount of Notes, Exchange Notes or Private Exchange Notes included in any such Registration Statement by each Indemnified Person and not joint.

8.  Rules 144 and 144A
    ------------------

          The Company shall use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of any holder of Transfer Restricted Securities, make available other information as required by, and so long as necessary to permit, sales of its Transfer Restricted Securities pursuant to Rule 144A. Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

9.  Underwritten Registrations
    --------------------------

          If any of the Transfer Restricted Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the holders of a majority in aggregate principal amount of such Transfer Restricted Securities included in such offering, subject to the consent of the Company (which will not be unreasonably withheld or delayed).

          No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

10.  Miscellaneous
     -------------

        (a)  Remedies.  In the event of a breach by the Company or by a holder
             --------
of Notes, Exchange Notes or Private

Exchange Notes of any of its obligations under this Agreement, each holder of Notes, Exchange Notes or Private Exchange Notes and the Company, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Subject to Section 4 hereof, the Company and each holder of Notes, Exchange Notes and Private Exchange Notes agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach of any of the provisions of this Agreement and each hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

        (b)  No Inconsistent Agreements.  The Company will not enter into any
             --------------------------
agreement with respect to its securities that is inconsistent with the rights granted to the holders of Notes, Exchange Notes and Private Exchange Notes and Indemnified Persons in this Agreement or otherwise conflicts with the provisions hereof. Without the written consent of the holders of a majority in aggregate principal amount of the outstanding Transfer Restricted Securities, the Company shall not grant to any person any rights which conflict with or are inconsistent with the provisions of this Agreement.

        (c)  No Piggyback on Registrations.  The Company shall not grant to any
             -----------------------------
of their securityholders (other than the holders of Transfer Restricted Securities in such capacity) the right to include any of their securities in any Registration Statement other than Transfer Restricted Securities.

        (d)  Amendments and Waivers.  The provisions of this Agreement,
             ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of the holders of not less than a majority of the then outstanding aggregate principal amount of Transfer Restricted Securities; provided, however, that, for the purposes
                                   --------  -------
of this Agreement, Transfer Restricted Securities that are owned, directly or indirectly, by the Company or any of its Affiliates are not deemed outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Transfer Restricted Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Transfer Restricted Securities may be given by holders of a majority in aggregate principal amount of the Transfer Restricted Securities being sold by such holders pursuant to such Registration Statement; provided, however,
                                                         --------  -------
that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence. Notwithstanding the foregoing, no amendment, modification, supplement, waiver or consent with respect to Section 7 shall be made or given otherwise than with the prior written consent of each Indemnified Person affected thereby.

        (e)  Notices.  All notices and other communications provided for herein
             -------
shall be ade in writing by hand-delivery, next-day air courier, certified first-class mail, return receipt requested, telex or telecopier:

        (i)  if to the Company, as provided in the Purchase Agreement,

        (ii) if to the Initial Purchasers, as provided in the Purchase Agreement, or

        (iii) if to any other person who is then the registered holder of Notes, Exchange Notes or Private Exchange Notes, to the address of such holder as it appears in the register therefor of the Company.

          Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being timely delivered to a next-day air courier; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; and when receipt is acknowledged by the recipient's telecopier machine, if telecopied.

        (f)  Successors and Assigns.  This Agreement shall inure to the benefit
             ----------------------
of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each holder of Notes, Exchange Notes and Private Exchange Notes. The Company may not assign any of its rights or obligations hereunder without the prior written consent of each holder of Transfer Restricted Securities and each Indemnified Person. Notwithstanding the foregoing, no successor or assignee of the Company shall have any of the rights granted under this Agreement until such person shall acknowledge its rights and obligations hereunder by a signed written statement of such person's acceptance of such rights and obligations.

        (g)  Counterparts.  This Agreement may be executed in any number of
             ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.

        (h)  Governing Law; Submission to Jurisdiction.  THIS AGREEMENT SHALL BE
             -----------------------------------------
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK. THE COMPANY HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS.

        (i)  Severability.  The remedies provided herein are cumulative and not
             ------------
exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

        (j)  Headings.  The headings in this Agreement are for convenience of
             --------
reference only and shall not limit or otherwise affect the meaning hereof. All references made in this Agreement to "Section" and "paragraph" refer to such Section or paragraph of this Agreement, unless expressly stated otherwise.

          IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

                              AMETEK, INC.

                              By:
                                  -----------------------------------
                                  Name:
                                  Title:

SALOMON SMITH BARNEY
SALOMON BROTHERS INC

By:  SALOMON BROTHERS INC

By:
   -----------------------------------
   Name:
   Title:

BANCAMERICA ROBERTSON STEPHENS

By:
   -----------------------------------
   Name:
   Title:

BT ALEX. BROWN INCORPORATED

By:
   -----------------------------------
   Name:
   Title: